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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Regal Cinemas, Inc. on Form S-4 of our report on the financial statements of Act III Cinemas, Inc. dated March 25, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



                                        /s/ DELOITTE & TOUCHE LLP

Portland, Oregon
September 25, 1998